UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 14, 2026 (May 8, 2026 )

Kestrel Group Ltd
 (Exact name of registrant as specified in its charter)

Bermuda	001-42668	98-1833921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Bermudiana Road, Suite 1141,
Pembroke HM08, Bermuda
(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	KG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On May 8, 2026, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Kestrel Group Ltd, a Bermuda company (the “Company”) adopted a new form of performance-based restricted stock agreement (the “Performance Award Agreement”) used in the grant of performance awards on May 13, 2026 in an amount of $650,000 each to Terry Ledbetter, the Company’s Executive Chairman, Bradford Luke Ledbetter, the Company’s Chief Executive Officer, and Patrick Haveron, the Company’s President and Chief Financial Officer (together, the “Executives”) for fiscal year 2026 pursuant to the Kestrel Group Ltd. 2025 Equity Incentive Plan (the “Plan”). The number of performance-based restricted shares was determined by dividing $650,000 by the 20-day volume weighted average price of the Company’s common stock immediately preceding the grant date resulting in a grant of 61,588 performance-based restricted shares to each of the Executives. Shares of restricted stock granted pursuant to the Performance Award Agreement (the “Performance Award”) are subject to performance- and time-based vesting conditions. The Performance Award is subject to a one-year performance period beginning on January 1, 2026 and ending on December 31, 2026 (the “Performance Period”), during which the designated performance goal must be achieved. The performance goal for the Performance Period will be based upon the EBITDA of our program services segment. If the threshold level of performance is not met, the Performance Award will be forfeited immediately upon certification by the Committee. Earned shares vest ratably in one-third (1/3) increments with the first one-third (1/3) vesting upon the Committee’s confirmation that the performance goal has been achieved and the remaining two‑thirds (2/3) of the shares vest in equal installments, with one‑third (1/3) vesting on the first anniversary of such confirmation and one‑third (1/3) vesting on the second anniversary of such confirmation (each date, a "Vesting Date"). In addition, each Performance Award is subject to the Executive’s continuous employment with the Company through the applicable Vesting Date.
In the event the Executive’s employment is terminated by the Company for “Cause” (as defined in the Plan) or by the Executive’s voluntary resignation (other than for “Good Reason” following a “Change in Control” (each as defined in the Plan)), the Performance Award and any unvested shares will be forfeited without compensation. If, following the end of the Performance Period but prior to a Vesting Date, the Executive’s employment is terminated due to death, “Disability” (as defined in the Performance Award Agreement), or by the Company without Cause, the shares deemed earned based on the satisfaction of the performance goal will remain outstanding and vest upon the earlier of the applicable Vesting Date or a Change in Control. If such termination occurs prior to the end of the Performance Period, the performance goal will be deemed achieved based on the greater of target performance or actual performance.
In the event of a Change in Control prior to a Vesting Date, the shares deemed earned pursuant to the performance goal will continue to be subject to time-based vesting through the applicable Vesting Date(s); provided, however, that if the Executive’s employment is terminated by the Company without Cause or by the Executive for Good Reason within twenty-four months following the Change in Control, the Performance Award will vest in full as of the date of such termination. If the Change in Control occurs prior to the end of the Performance Period, the performance goal will be deemed achieved based on the greater of target performance or actual performance.
The description of the new form of Performance Award Agreement is qualified in its entirety by reference to the form of Performance Award Agreement which is included as Exhibit 10.1 and is incorporated in this Item 5.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibit

Exhibit
No.		Description

10.1	+	Performance Award Agreement

+ Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 14, 2026		Kestrel Group Ltd

		By:	/s/ Bradford Luke Ledbetter
		Name:	Bradford Luke Ledbetter
		Title:	Chief Executive Officer

Exhibit 10.1

KESTREL GROUP LTD
Performance Award Agreement

This Performance Award Agreement (this “Agreement”), effective as of [●], 2026 (the “Grant Date”), is between Kestrel Group Ltd, a Bermuda company (the “Company”), and [●] (the “Participant”).

1.    Grant of Shares.

(a)    The Company hereby grants to the Participant a Performance Award (the “Award”) representing a performance-based restricted share award of [●] common shares, $.01 par value, of the Company (the “Shares”) as set forth in and subject to the terms and conditions herein. This Award and the Shares subject to this Award have been duly granted by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) pursuant to the Company’s 2025 Equity Incentive Plan (the “Plan”). This Agreement shall be subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event that the provisions of this Agreement and the Plan conflict, this Agreement shall control. The Participant hereby acknowledges receipt of a copy of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

(b)    The Award shall be null and void unless the Participant (a) accepts this Agreement by executing it in the space provided therefor and returning an original execution copy of the Agreement to the Company (or electronically accepts this Agreement within the Participant’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect), (b) if required by the Company, executes and returns one or more irrevocable stock powers to facilitate the transfer to the

Company (or its assignee or nominee) of all or a portion of the Shares subject to the Award if any Shares are forfeited pursuant to Section 2 or if required under applicable laws or regulations and (c) agrees to abide by all administrative procedures established by the Company or its stock plan administrator, including any procedures requiring the Participant to notify the Company of any proposed sale of any Shares acquired upon the vesting of this Award. As soon as practicable after the Participant has executed such documents and returned them to the Company, the Company shall cause to be issued in the Participant’s name the total number of Shares subject to the Award.

2.    Vesting of Shares and Provisions for Termination and Change in Control.

(a)    Vesting Generally. The Shares subject to this Award shall initially be unvested and shall vest, except as otherwise provided for in this Agreement, upon the achievement of both (i) the performance criteria set forth in Exhibit A attached hereto (the “Performance Goal”) during the one‑year performance period beginning on January 1, 2026 and ending on December 31, 2026 (the “Performance Period”) and (ii) the Participant’s satisfaction of the applicable vesting requirements set forth below. Subject to the Participant’s continued employment with the Company through the applicable vesting date, one‑third (1/3) of the Shares shall vest upon the Committee’s confirmation following the end of the Performance Period that the Performance Goal has been achieved, and the remaining two‑thirds (2/3) of the Shares shall vest in equal installments, with one‑third (1/3) vesting on the first anniversary of such confirmation and one‑third (1/3) vesting on the second anniversary of such confirmation (each such date a “Vesting Date”).

(b)    Termination Generally. If, prior to a Vesting Date, the Participant’s employment with the Company is terminated by the Company for Cause or if the Participant resigns for any reason prior to the date the Company consummates a Change in Control, the Participant shall forfeit without compensation this Award and the unvested Shares as of such termination of employment.

(c)    Death, Disability or Termination Without Cause.

(i)    If, after the end of the Performance Period but prior to a Vesting Date, the     Participant’s employment with the Company is terminated due to the Participant’s death or termination by the Company without Cause or due to Disability and prior to the date the Company consummates a Change in Control, the Shares that were deemed earned solely due to the satisfaction of the Performance Goal shall remain outstanding and shall vest upon the earlier to occur of (i) an applicable Vesting Date, and (ii) the consummation of a Change in Control. For purposes of this Award, “Disability” shall mean the Participant’s absence from the Participant’s duties with the Company on a full-time basis for at least 180 consecutive days as a result of the Participant’s incapacity due to physical or mental illness, or under such other circumstances as the Committee determines, in its sole discretion, constitute a Disability.

(ii)    If, prior to the end of the Performance Period, the Participant’s employment with the Company is terminated due to the Participant’s death or termination by the Company without Cause or due to Disability and prior to the date the Company consummates a Change in Control, the Performance Goal shall be deemed achieved based on the greater of (A) target performance and (B) actual performance, in each case, determined in accordance with Exhibit A, and Shares that were deemed to be earned pursuant to the satisfaction of the Performance Goal shall remain outstanding and shall vest upon the earlier to occur of (i) an applicable Vesting Date, and (ii) the consummation of the Change in Control.

(d)    Change in Control.

(i)    If the Company consummates a Change in Control any time prior to a Vesting Date but after the end of the Performance Period, the Shares that were deemed to be earned pursuant to the satisfaction of the Performance Goal shall continue to be subject to time-based vesting through the expiration of the applicable Vesting Date(s); provided, however, if the Participant’s employment is terminated by the Company without Cause or by the Participant due to Good Reason, in each case, within twenty-four (24) months following a Change in Control, then the Award shall vest in full as of the effective date of such termination of employment.

(ii)    If the Company consummates a Change in Control any time prior to the end of the Performance Period, the Performance Goal shall be deemed achieved based on the greater of (i) target performance and (ii) actual performance, in each case, determined in accordance with Exhibit A, and the Shares that were deemed to be earned pursuant to this Section 2(d) shall be subject to time-based vesting through the applicable Vesting Date(s); provided, however, if the Participant’s employment is terminated by the Company without Cause or by the Participant due to Good Reason, in each case, within twenty-four (24) months following a Change in Control, then the Award shall vest in full as of the effective date of such termination of employment.

3.    Custody and Delivery of Shares. The Shares subject to the Award shall be held by the Company or by a custodian in book entry form, with restrictions on the Shares duly noted, until such Shares shall have vested, in whole or in part, pursuant to Section 2 hereof. Alternatively, in the sole discretion of the Company, the Company shall hold a certificate or certificates representing the Shares subject to the Award until such Shares shall have vested, in whole or in part, pursuant to Section 2 hereof. After all or any portion of the Shares shall have vested pursuant to Section 2 hereof, the Company shall, subject to the remainder of this Agreement, remove the notations on such Shares or deliver the certificate or certificates for the vested Shares, as applicable, to a brokerage account in the name of the Participant, which transfer to the brokerage account shall occur as soon as administratively practicable after the vesting of the Shares, subject to such other procedures and restrictions that the Company may determine are necessary or appropriate to comply with Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), or any resale restrictions to which the Participant is subject. If the Company delivers certificate(s) for the vested Shares pursuant to the foregoing sentence, the Company shall also destroy the stock power or powers relating to such vested Shares delivered by the Participant pursuant to Section 1 hereof; provided that, if such stock power or powers also relate to unvested Shares, the Company may require, as a condition precedent to delivery of any certificate pursuant to this Section 3, the execution and delivery to the Company of one or more stock powers relating to such unvested Shares.

4.    Transferability of Shares.

(a)    Prior to the date on which the Shares vest pursuant to Section 2 of this Agreement, no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of unvested Shares or of such rights contrary to the provisions here, or upon the levy of any attachment or similar process upon any unvested Shares of such rights, the Award and the Shares subject to the Award and such rights shall, at the election of the Company, become null and void.

(b)    Following the Company’s delivery to the Participant of the certificates representing the vested Shares or the removal of the restrictions in book entry, in each case, pursuant to Section 3, the transfer or sale of the Shares shall be subject to the Company’s policy concerning insider trading, unless the Participant makes a valid election to transfer or sell the Shares in accordance with Rule 10b5-1 of the United States securities laws.

(c)    The Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF A PERFORMANCE AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND KESTREL GROUP LTD. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICES OF, AND WILL BE MADE AVAILABLE FOR A PROPER PURPOSE BY, THE CORPORATE SECRETARY OF KESTREL GROUP LTD.

(d)    The Participant agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(e)    The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5.    Rights as a Shareholder.

Except as otherwise provided in this Agreement, the Participant shall have all rights as a holder of the Shares subject to the Award, including, without limitation, voting rights, the right to receive dividends and other distributions thereon, and the right to participate in any capital adjustment applicable to all holders of Shares unless and until such shares are forfeited pursuant to Section 2 hereof; provided, however, that a distribution with respect to Shares (including, without limitation, a cash dividend, stock dividend or stock split) shall be delivered to the Company to be kept in escrow without interest (and the Participant shall, if requested by the Company, execute and return one or more irrevocable stock powers related thereto related to any Shares received as a result of such distribution) and shall be subject to the same restrictions as the Shares with respect to which such dividend or other distribution was made until such Shares become vested. Settlement of any escrowed distribution amounts will be paid to the Participant no later than thirty (30) days following the applicable Vesting Date for the Shares associated with that distribution.

6.    No Right to Employment or Service.

Neither the Award nor this Agreement gives Participant the right to continued employment with the Company or any of its subsidiaries in any capacity and Participant’s employment or service may be terminated at any time and for any reason.

7.    Recapitalization.

If there is any change in the corporate structure or shares of the Company, the Committee or the Board of Directors (the “Board”) shall make any appropriate adjustments, including, but not limited to, such adjustments deemed necessary to prevent accretion, or to protect against dilution, in the number and kind of Shares. All adjustments shall be determined by the Committee or the Board in its sole discretion and such determination shall be binding on the Participant.

8.    Compliance with Laws and Regulations.

(a)    The Company will not be obligated to issue or deliver any Shares to the Participant unless the issuance and delivery of such shares complies with applicable law, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities law and the requirements of any stock exchange or market upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. In addition, Shares will not be issued hereunder unless (i) a registration statement under the Securities Act, is at the time of issuance in effect with respect to the Shares issued or (ii) in the opinion of legal counsel to the Company, the Shares issued may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.

(b)    In connection with the delivery of Shares to the Participant following the vesting of any Shares, the Participant shall execute and deliver to the Company such representations in writing as may be requested by the Committee or the Company that the Company may comply with the applicable requirements of federal and state securities laws.

9.    Withholding.

The Company (or any of its subsidiaries if the Participant is employed by a subsidiary) shall have the right to deduct from payments of any kind otherwise due to the Participant (including payment of salary or bonuses) or to withhold a number of the Shares otherwise having a fair market value (determined as of the date of vesting of the Shares) equal in value up to the maximum federal, state and local taxes of any kind required by law to be withheld with respect to the delivery of the Shares to the Participant that may be utilized without creating adverse accounting treatment for the Company with respect to this Award, as determined by the Company. In the alternative, the Participant may make a timely election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended or similar provision of state law and provide to the Company a copy of such election and proof of filing. The Company advises the Participant to seek personal tax and financial advice as to the consequences of the transfer of the Shares under this Agreement and the taxability of the Shares. The transfer restrictions with respect to a Share shall not be removed and, if applicable, the certificate representing a Share shall not be issued or delivered until the required tax payments have been satisfied in full.

10.    Miscellaneous.

(a)    Except as provided herein, this Agreement may not be amended or otherwise modified in a manner that is materially adverse to the Participant unless evidenced in writing and signed by the Company and Participant.

(b)    All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c)    This Agreement shall be governed by and construed in accordance with the laws of Bermuda without regard to any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

(d)    The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

(e)    This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Participant, acquire any rights hereunder in accordance with this Agreement or the Plan.

(f)    Shares earned and delivered under this Agreement shall be subject to any recoupment policy for awards under the Plan adopted by the Company as such policy exists from time to time, including, without limitation, the Kestrel Group Ltd. Policy on Recoupment of Incentive Compensation.

KESTREL GROUP LTD.
By:
Name: [●]
Title:      [●]

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing Shares and agrees to the terms and conditions thereof.

PARTICIPANT:

Signature:
Name:    [●]
Address:[●]

Date:

EXHIBIT A

The final valuation on the Performance Goal will be determined after the Company’s 10-K filing in 2027.

The number of Shares subject to the Award will vest pursuant to the following:

Program Services EBITDA, weighted at 100% for the Performance Period. For the Performance Period, the Performance Goal will be the development and/or acquisition of fee-based businesses in the insurance industry, including those who principal focus is on distribution and distribution-related service businesses reported as pre-tax income by the Company in its Program Services segment in its securities filings with the SEC and reviewed by the Compensation Committee relative to a graduated scale per the table below.
Following the conclusion of the Performance Period, 100% of the Shares subject to the Award are eligible to vest up to maximum performance. Set forth below is the Performance Goal for the metric. In the event the Performance Goal is in between levels, the payout percentage shall be calculated using linear interpolation. If threshold levels of performance are not met for the Performance Goal, the Shares will be forfeited immediately upon certification.

For purposes of clarity, any Shares that may be deemed to be earned pursuant to the achievement of the Performance Goal set forth below will not be deemed to be vested Shares pursuant to this Agreement; such Shares shall only be conditionally earned until the time-based vesting requirements for the Shares are also satisfied or the Award is otherwise deemed to become vested in accordance with the terms of the Agreement.

Program Services EBITDA Weight: 100%

Threshold (25%)	Target (100%)	Maximum 200%
$[●]	$[●]	$[●]